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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of MicroIslet, Inc. (the "Company"), that, to his knowledge, the Quarterly Report of the Company on Form 10-QSB for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

October 15, 2002     /s/ John F. Steel IV
                       -------------------------------------------
                       John F. Steel IV
                       Chairman and Chief Executive Officer
                       (Principal executive officer)

October 15, 2002     /s/ William G. Kachioff
                       -------------------------------------------
                       William G. Kachioff
                       Vice President, Finance and Chief Financial Officer (Principal financial officer)



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